January 13, 2010

Supplement

SUPPLEMENT DATED JANUARY 13, 2010 TO THE PROSPECTUS OF
MORGAN STANLEY NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
Dated June 30, 2009

On January 12, 2010, stockholders of Morgan Stanley Natural Resource Development Securities Inc. (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Commodities Alpha Fund ("Commodities Alpha"), a series of Morgan Stanley Series Funds, pursuant to which substantially all of the assets of the Fund will be combined with those of Commodities Alpha and stockholders of the Fund will become shareholders of Commodities Alpha, receiving shares of Commodities Alpha equal to the value of their holdings in the Fund (the "Reorganization"). Each stockholder of the Fund will receive the class of shares of Commodities Alpha that corresponds to the class of shares of the Fund currently held by that stockholder. It is anticipated that the Reorganization will be consummated on or about February 5, 2010 (the "Closing Date"). The Fund was closed to new investors on October 9, 2009. Existing stockholders will be able to purchase additional shares of the Portfolio until the day before the Closing Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NRESPT3 1/10